UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Rockefeller Plaza, 10th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders.

On April 24, 2023, WeWork Inc. (the “Company”) filed a certificate of amendment to the Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of Delaware to increase the total number of shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), that the Company will have authority to issue from 1,500,000,000 shares to 4,874,958,334 shares.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 24, 2023, the Company held a special meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 535,805,627 shares of Class A Common Stock and Class C common stock, par value $0.0001 per share (the “Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of the Company, together representing 73.27% of the voting power of the shares of Common Stock as of the close of business on April 7, 2023, the record date of the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To adopt the Charter Amendment (the “Authorized Shares Proposal”).

2.

To approve, for purpose of the rules of the New York Stock Exchange (“NYSE”), the potential issuance of more than 19.99% of the outstanding shares, including more than one percent of the outstanding shares to a Related Party (as defined in the rules of the NYSE), of Class A Common Stock and Class C Common Stock (the “Stock Issuance Proposal”).

3.

To adjourn the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the proposals at the time of the Meeting (the “Adjournment Proposal”).

1.	The Authorized Shares Proposal

For	Against	Abstain
530,484,842	5,048,782	272,003

Based on the votes set forth above, the stockholders approved the Authorized Shares Proposal. There were no broker non-votes on this proposal.

2.	The Stock Issuance Proposal

For	Against	Abstain
530,923,494	4,817,065	65,067

Based on the votes set forth above, the stockholders approved the Stock Issuance Proposal. There were no broker non-votes on this proposal.

3.	The Adjournment Proposal

As sufficient shares were voted in favor of the Authorized Shares Proposal and Stock Issuance Proposal, the Adjournment Proposal was rendered moot and was not presented at the Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of WeWork Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

Date: April 24, 2023	By:	/s/ Pamela Swidler
	Name:	Pamela Swidler
	Title:	Chief Legal Officer

[Signature Page to Special Meeting Results 8-K]